Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account I

RETIREMENT MASTER

A GROUP DEFERRED FIXED AND VARIABLE ANNUITY CONTRACT

December 19, 2025 to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2025, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF IMPORTANT INFORMATION ABOUT
UPCOMING FUND CHANGES

On November 13, 2025, the Board of Trustees of the Voya Global Insights Portfolio (the “Portfolio”) approved a number of changes to the structure of the Portfolio that would permit the Portfolio to be sold directly to the public (the “Conversion”). Currently, the purchase and sale of shares of the Portfolio may be made only by separate accounts of insurance companies serving as investment options under variable contracts or by qualified pension or retirement plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Following the Conversion, the eligibility to invest in the Portfolio will be revised and the Portfolio will be offered directly to the public. It is expected that these changes will take effect on or about July 17, 2026 (the “Effective Date”).

No insurance company separate accounts will be invested in the Portfolio at the time of the Conversion.

Qualified pension and retirement plans will remain eligible to invest in the Portfolio.

There will be no changes to the investment objective, investment strategy or investment risks of the Portfolio as a result of this Conversion.

To facilitate this Conversion, on or about the Effective Date the following changes will occur:

1.	The Portfolio name will change from Voya Global Insights Portfolio to Voya Global Insights Fund.

2.	Share classes will be renamed as follows:

Current Share Class Name	New Share Class Name
I	I

3.	The eligibility requirements for the Portfolio will change. Purchase and sales of the Portfolio will no longer be limited only to separate accounts of insurance companies serving as investment options under variable contractors or by qualified pension or retirement plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Instead, the Portfolio will be available for purchase by the general public and eligibility will vary by share class as follows:

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Share Class	Share Class Eligibility
Class I	Available to: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative; (7) employees of Voya IM who are eligible to participate in “notional” bonus programs sponsored by Voya IM; (8) retirement plans affiliated with Voya Financial, Inc.; (9) Voya Financial, Inc. affiliates for purposes of corporate cash management; (10) other registered investment companies; and (11) (a) investors purchasing Class I shares through brokerage platforms that invest in the Voya funds’ Class I shares through omnibus accounts and have agreements with the Fund distributor to offer such shares and (b) such brokerage platforms’ omnibus accounts.

* * * *

On November 13, 2025, the Board of Directors of Voya Partners, Inc. (the “Board”) approved proposals to reorganize the VY® Baron Growth Portfolio (the “Disappearing Portfolio”) with and into the Voya MidCap Opportunities Fund (the “Surviving Portfolio”) (the “Reorganization”):

Disappearing Portfolio	Surviving Fund
VY® Baron Growth Portfolio	Voya MidCap Opportunities Fund (a series of Voya Equity Trust)

If shareholders of the Disappearing Portfolio approve the proposed Reorganization, from the close of business on July 6, 2026 through the close of business on July 17, 2026, the Disappearing Portfolio will be in a “transition period” during which time the Disappearing Portfolio’s holdings will, to the extent necessary, be aligned with those of the Surviving Fund. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Please note that the Disappearing Portfolio is not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolio may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. The Surviving Fund is offered directly to the public and eligibility to invest in the Surviving Fund is not restricted in the same manner as the Disappearing Portfolio. As a result, the Surviving Fund may not be appropriate for certain shareholders investing under Variable Contracts. Additional information will be provided in the forthcoming proxy statement/prospectus.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the Surviving Fund.

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

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